SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 13, 2002
                                 ---------------


                            THE SERVICEMASTER COMPANY
                            -------------------------
             (Exact Name of Registrant as Specified in Its Charter)

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

     Delaware                                 1-14762                       36-3858106
     --------                                 -------                       ----------
 (State or Other Jurisdiction          (Commission File Number)          (I.R.S. Employer
   of Incorporation or Organization)                                     Identification Number)



 2300 Warrenville Road, Downers Grove, Illinois                        60515
 ----------------------------------------------                        -----
    (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (630) 271-1300
                                                     --------------


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      EXHIBITS:

         99.1     Sworn Statement of Jonathan P. Ward
         99.2     Sworn Statement of Steven C. Preston

Item 9.  Regulation FD Disclosure.

     On August 13, 2002, The ServiceMaster Company filed sworn statements of its Chief Executive Officer and Chief Financial Officer (the "Sworn Statements") with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Order of June 27, 2002. The Sworn Statements are attached hereto as Exhibits 99.1 and 99.2.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE SERVICEMASTER COMPANY


Date:  August 14, 2002                   By:  /s/  Steven C. Preston
                                              --------------------------------
                                                   Steven C. Preston
                                                   Executive Vice President and
                                                   Chief Financial Officer





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                                  EXHIBIT INDEX


Exhibit
Number             Description of Exhibit
------          ------------------------------------
99.1            Sworn Statement of Jonathan P. Ward
99.2            Sworn Statement of Steven C. Preston




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